                                                                    EXHIBIT 10.4


                            PREVIEW SOFTWARE, INC.

                          NEW 1997 STOCK OPTION PLAN

     1.   Purposes of the Plan.  The purposes of this New 1997 Stock Option Plan
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are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonstatutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

     2.   Definitions.  As used herein, the following definitions shall apply:
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          (a)  "Administrator" means the Board or any of its Committees
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appointed pursuant to Section 4 of the Plan.

          (b)  "Board" means the Board of Directors of the Company.
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          (c)  "Code" means the Internal Revenue Code of 1986, as amended.
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          (d)  "Committee" means the Committee appointed by the Board of
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Directors in accordance with Section 4(a) of the Plan.

          (e)  "Common Stock" means the Common Stock of the Company.
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          (f)  "Company" means Preview Software, Inc., a California corporation.
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          (g)  "Consultant" means any person, including an advisor, who is
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engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.

          (h)  "Continuous Status as an Employee or Consultant" means the
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absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave;
(iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or their respective successors. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Status as an Employee or Consultant.

          (i)  "Employee" means any person, including officers and directors,
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employed by the Company or any Parent or Subsidiary of the Company, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator in its discretion, subject to any requirements of the Code. The payment of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

          (j)  "Exchange Act" means the Securities Exchange Act of 1934, as
                ------------
amended.

          (k)  "Fair Market Value" means, as of any date, the fair market value
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of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such system or exchange, or the exchange with the greatest volume of trading in Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (l)  "Incentive Stock Option" means an Option intended to qualify as
                ----------------------
an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable written option agreement.

          (m)  "Nonstatutory Stock Option" means an Option not intended to
                -------------------------
qualify as an Incentive Stock Option, as designated in the applicable written option agreement.

          (n)  "Option" means a stock option granted pursuant to the Plan.
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          (o)  "Optioned Stock" means the Common Stock subject to an Option.
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          (p)  "Optionee" means an Employee or Consultant who receives an
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Option.

          (q)  "Parent" means a "parent corporation," whether now or hereafter
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existing, as defined in Section 424(e) of the Code, or any successor provision.

          (r)  "Plan" means this 1997 Stock Option Plan.
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          (s)  "Reporting Person" means an officer, director, or greater than
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ten percent shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

          (t)  "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act,
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as the same may be amended from time to time, or any successor provision.

          (u)  "Share" means a share of the Common Stock, as adjusted in
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accordance with Section 11 of the Plan.

          (v)  "Stock Exchange" means any stock exchange or consolidated stock
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price reporting system on which prices for the Common Stock are quoted at any given time.

          (w)  "Subsidiary" means a "subsidiary corporation," whether now or
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hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

     3.   Stock Subject to the Plan.  Subject to the provisions of Section 11 of
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the Plan, the maximum aggregate number of shares that may be optioned and sold under the Plan is 986,000 shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any shares of Common Stock which are retained by the Company upon exercise of an Option in order to satisfy the exercise or purchase price for such Option or any withholding taxes due with respect to such exercise shall be treated as not issued and shall continue to be available under the Plan. Shares repurchased by the Company pursuant to any repurchase right which the Company may have shall not be available for future grant under the Plan.

     4.   Administration of the Plan.
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          (a)  Initial Plan Procedure. Prior to the date, if any, upon which the
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Company becomes subject to the Exchange Act, the Plan shall be administered by the Board or a committee appointed by the Board.

          (b)  Plan Procedure After the Date, if any, Upon Which the Company
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Becomes Subject to the Exchange Act.
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               (i)  Multiple Administrative Bodies.  If permitted by Rule 16b-3,
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grants under the Plan may be made by different bodies with respect to directors, non-director officers and Employees or Consultants who are not Reporting Persons.

               (ii) Administration With Respect to Reporting Persons. With
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respect to grants of Options to Employees who are Reporting Persons, such grants shall be made by (A) the Board if the Board may make grants to Reporting Persons under the Plan in compliance with Rule 16b-3, or (B) a committee designated by the Board to make grants to Reporting Persons under the Plan, which committee shall be constituted in such a manner as to permit grants under the Plan to comply with Rule 16b-3. Once appointed, such committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the committee and thereafter directly make grants to Reporting Persons under the Plan, all to the extent permitted by Rule 16b-3.

               (iii) Administration With Respect to Consultants and Other
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Employees. With respect to grants of Options to Employees or Consultants who are
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not Reporting Persons, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of California corporate and securities laws, of the Code and of any applicable Stock Exchange (the "Applicable Laws").
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Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

          (c)  Powers of the Administrator.  Subject to the provisions of the
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Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any Stock Exchange, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;

               (ii) to select the Consultants and Employees to whom Options may from time to time be granted hereunder;

               (iii) to determine whether and to what extent Options or any combination thereof are granted hereunder;

               (iv) to determine the number of shares of Common Stock to be covered by each such option granted hereunder;

               (v)    to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any option granted hereunder;

               (vii) to determine whether and under what circumstances an Option may be settled in cash under Section 9(f) instead of Common Stock;

               (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

               (ix) to construe and interpret the terms of the Plan and Options granted under the Plan; and

               (x) in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options to participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

          (d)  Effect of Administrator's Decision. All decisions, determinations
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and interpretations of the Administrator shall be final and binding on all holders of Options.

     5.   Eligibility.
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          (a)  Recipients of Grants.  Nonstatutory Stock Options may be granted
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to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he or she is otherwise eligible, be granted additional Options.

          (b)  Type of Option.  Each Option shall be designated in the written
               --------------
option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

          (c)  Employment Relationship.  The Plan shall not confer upon any
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Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with such Optionee's right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

     6.   Term of Plan.  The Plan shall become effective upon the earlier to
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occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 18 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 14 of the Plan.

     7.   Term of Option.  The term of each Option shall be the term stated in
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the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8.   Option Exercise Price and Consideration.
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          (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

               (i)  In the case of an Incentive Stock Option that is:

                    (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option that is:

                    (A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

                    (B) granted to any person, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares that (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable income or employment taxes, (7) delivery of an irrevocable subscription agreement for the Shares that irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     9.   Exercise of Option.
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          (a)  Procedure for Exercise; Rights as a Shareholder.  Any Option
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granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan; provided that such Option shall become exercisable at the rate of at least twenty percent (20%) per year over five (5) years from the date the Option is granted. In the event that any of the Shares issued upon exercise of an Option should be subject to a right of repurchase in the Company's favor, such repurchase right shall lapse at the rate of at least twenty percent (20%) per year over five (5) years from the date the Option is granted. Notwithstanding the above, in the case of an option granted to an officer, director or Consultant of the Company or any Parent or Subsidiary of the Company, the option may become fully exercisable, or a repurchase right, if any, in favor of the Company shall lapse, at any time or during any period established by the Administrator.

     An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, not withstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

     Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)  Termination of Employment or Consulting Relationship.  Subject to
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Section 9(c), in the event of termination of an Optionee's Continuous Status as an Employee or Consultant with the Company, such Optionee may, but only within three (3) months (or such other period of time not less than thirty (30) days as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding three (3) months) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate. No termination shall be deemed to occur and this Section 9(b) shall not apply if (i) the Optionee is a Consultant who becomes an Employee; or (ii) the Optionee is an Employee who becomes a Consultant.

          (c)  Disability of Optionee.
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               (i) Notwithstanding Section 9(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her total and permanent disability (within the meaning of Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

               (ii) In the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of a disability which does not fall within the meaning of total and permanent disability (as set forth in
Section 22(e)(3) of the Code), Optionee may, but only within six (6) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. However, to the extent that such Optionee fails to exercise an Option which is an Incentive Stock Option ("ISO") (within the meaning of Section
                                            ---
422 of the Code) within three (3) months of the date of such termination, the Option will not qualify for ISO treatment under the Code. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within six months (6) from the date of termination, the Option shall terminate.

          (d)  Death of Optionee.  In the event of the death of an Optionee
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during the period of Continuous Status as an Employee or Consultant since the date of grant of the Option, or within thirty (30) days following termination of Optionee's Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death or, if earlier, the date of termination of Optionee's Continuous Status as an Employee or Consultant. To the extent that Optionee was not entitled to exercise the

Option at the date of death or termination, as the case may be, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (e)  Rule 16b-3.  Options granted to Reporting Persons shall comply
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with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption for Plan transactions.

          (f)  Buyout Provisions. The Administrator may at any time offer to buy
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out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10.  Stock Withholding to Satisfy Withholding Tax Obligations.  At the
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discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by one or some combination of the following methods: (a) by cash payment, or (b) out of Optionee's current compensation, (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (i) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (ii) have a fair market value on the date of surrender equal to or less than Optionee's marginal tax rate times the ordinary income recognized, or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, if any, that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").
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     Any surrender by a Reporting Person of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3.

     All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (a)  the election must be made on or prior to the applicable Tax Date;

          (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made; and

          (c) all elections shall be subject to the consent or disapproval of the Administrator.

     In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     11.  Adjustments Upon Changes in Capitalization, Merger or Certain Other
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Transactions.
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          (a)  Changes in Capitalization.  Subject to any required action by the
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shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b)  Dissolution or Liquidation.  In the event of the proposed
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dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

          (c)  Merger or Sale of Assets.  In the event of a proposed sale of all
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or substantially all of the Company's assets or a merger of the Company with or into another corporation where the successor corporation issues its securities to the Company's shareholders, each outstanding Option shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the successor corporation does not agree to assume the Option or to substitute an equivalent option, in which case such Option shall terminate upon the consummation of the merger or sale of assets.

          (d)  Certain Distributions.  In the event of any distribution to the
               ---------------------
Company's shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

     12.  Non-Transferability of Options.  Options may not be sold, pledged,
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assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised or purchased during the lifetime of the Optionee, only by the Optionee.

     13.  Time of Granting Options.  The date of grant of an Option shall, for
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all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board; provided however that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee's employment relationship with the Company. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     14.  Amendment and Termination of the Plan.
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          (a)  Authority to Amend or Terminate. The Board may at any time amend,
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alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made that would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of any Stock Exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b)  Effect of Amendment or Termination.  No amendment or termination
               ----------------------------------
of the Plan shall adversely affect Options already granted, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     15.  Conditions Upon Issuance of Shares.  Shares shall not be issued
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pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any Stock Exchange.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

     16.  Reservation of Shares.  The Company, during the term of this Plan,
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will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     17.  Agreements.  Options shall be evidenced by written agreements in such
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form as the Administrator shall approve from time to time.

     18.  Shareholder Approval.  Continuance of the Plan shall be subject to
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approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any Stock Exchange upon which the Common Stock is listed. All Options issued under the Plan shall become void in the event such approval is not obtained.

     19.  Information and Documents to Optionees.  The Company shall provide
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financial statements at least annually to each Optionee during the period such Optionee has one or more Options outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.
In addition, at the time of issuance of any securities under the Plan, the Company shall provide to the Optionee a copy of the Plan and a copy of any agreement(s) pursuant to which securities under the Plan are issued.

                            PREVIEW SOFTWARE, INC.

                       AMENDED STOCK OPTION GRANT NOTICE
                           (1997 Stock Option Plan)

Preview Software, Inc. and Optionee hereby amend and restate in its entirety the Stock Option Grant Notice (the "Original Notice") between Preview Software, Inc. and Optionee dated May 23, 1997 as follows:

Preview Software, Inc. (the "Company"), pursuant to its 1997 Stock Option Plan (the "Plan") hereby grants to Optionee an option to purchase the number of shares of the Company's common stock set forth below. This option is subject to all of the terms and conditions as set forth herein and in Attachments I, II and III, which are incorporated herein in their entirety.

Optionee:                     ((Optionee))
Date of Grant:                ((Date of Grant))
Vesting Commencement Date:    ((Vesting Commencement Date))
Shares Subject to Option:     ((Shares Subject to Option))
Exercise Price Per Share:     ((Exercise Price Per Share))
Expiration Date:              ((Expiration Date))

     ((Incentive Stock Option))    Incentive Stock Option   ((Nonstatutory
Stock Option))    Nonstatutory Stock Option

     Exercise Schedule:  Immediately Exercisable, subject to the right of
     -----------------
                         repurchase in favor of the Company, at the Exercise Price Per Share with respect to shares not then vested according to the Vesting Schedule below.

     Vesting Schedule:   25% vested 12 months from Vesting Commencement Date;
     ----------------
                         1/48th vests at the end of each month thereafter.

Payment: Any or a combination of the following: (i) by cash or check, (ii) pursuant to a Regulation T program, as set forth in the Stock Option Agreement,
(iii) delivering shares of previously-owned common stock, as set forth in the Stock Option Agreement, or (iv) by promissory note.

Additional Terms/Acknowledgments: The undersigned Optionee acknowledges receipt of, and understands and agrees to, this Grant Notice, the Stock Option Agreement and the Plan. Optionee further acknowledges that as of the Date of Grant, this Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Optionee and the Company regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionee under the Plan, and (ii) the following agreements only:

     Other Agreements:        ((Other Agreements))

PREVIEW SOFTWARE, INC.                       OPTIONEE:

By:________________________________          ___________________________________
                                             Signature
Title:_____________________________

Date:______________________________          Date:______________________________

Attachment I:     Stock Option Agreement
Attachment II:    Notice of Exercise and Restricted Stock Purchase Agreement
Attachment III:   1997 Stock Option Plan

                                 ATTACHMENT I

                            STOCK OPTION AGREEMENT
                            ----------------------

     Pursuant to the Grant Notice and this Stock Option Agreement, the Company has granted you an option to purchase the number of shares of the Company's common stock ("Common Stock") indicated in the Grant Notice at the exercise price indicated in the Grant Notice.

     Your option is granted in connection with and in furtherance of the Company's compensatory benefit plan for the Company's employees (including officers), directors or consultants, and is intended to comply with the provisions of (i) Rule 701 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act") and (ii)
Section 25102(o) of the California Corporations Code. Defined terms not explicitly defined in this Stock Option Agreement but defined in the Plan shall have the same definitions as in the Plan.

     The details of your option are as follows:

     1. Vesting. Subject to the limitations contained herein, your option will vest as provided in the Grant Notice, provided that vesting will cease upon the termination of your Continuous Status as an Employee, Director or Consultant.

     2.   Method Of Payment.

          (a) Payment Options. Payment of the exercise price by cash or check is due in full upon exercise of all or any part of your option, provided that you may elect, to the extent permitted by applicable law and the Grant Notice, to make payment of the exercise price under one of the following alternatives:

                    (i) Payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

                    (ii) Provided that at the time of exercise the Company's Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of already-owned shares of Common Stock, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interests, which Common Stock shall be valued at its fair market value on the date of exercise;

                    (iii)  Payment pursuant to a promissory note; or

                    (iv)   Payment by a combination of the above methods.

     3. Exercise Prior To Vesting. If permitted in the Grant Notice, and subject to the provisions of your option contained herein, you may elect, at any time that is both (i) during your Continuous Status as an Employee, Director or
             ----
Consultant and (ii) during your option's term, to exercise all or part of your option, including the unvested portion of your option; provided, however, that:

                    (i) a partial exercise of your option shall be deemed to cover first vested shares and then the earliest vesting installment of unvested shares;

                    (ii) any shares so purchased from installments which have not vested as of the date of exercise shall be subject to the purchase option in favor of the Company as described in the Company's form of Early Exercise Stock Purchase Agreement;

                    (iii) you shall enter into the Company's form of Early Exercise Stock Purchase Agreement with a vesting schedule that will result in the same vesting as if no early exercise had occurred; and

                    (iv) your option shall not be exercisable with respect to any unvested installment to the extent such exercise would cause the aggregate fair market value of any shares subject to incentive stock options granted you by the Company (valued as of their grant date) which would become exercisable for the first time during any calendar year to exceed $100,000.

     4.   Whole Shares. Your option may only be exercised for whole shares.

     5. Securities Law Compliance. Notwithstanding anything to the contrary contained herein, your option may not be exercised unless the shares issuable upon exercise of your option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

     6. Term. The term of your option commences on the Date of Grant and expires upon the earliest of:

                    (i)    the Expiration Date indicated in the Grant Notice;

                    (ii)   the tenth (10th) anniversary of the Date of Grant;

                    (iii) eighteen (18) months after your death, if you die during, or within three (3) months after the termination of your Continuous Status as Employee, Director or Consultant;

                    (iv) twelve (12) months after the termination of your Continuous Status as Employee, Director or Consultant due to disability;

                    (v) immediately after the termination of your Continuous Status as Employee, Director or Consultant for Cause; or

                    (vi) three (3) months after the termination of your Continuous Status as an Employee, Director or Consultant for any other reason, provided that if during any part of such three (3)-month period the option is not exercisable solely because of the condition set forth in paragraph 5 (Securities Law Compliance), in which event the option shall not expire until the earlier of the Expiration Date or until it shall have been exercisable for an aggregate period of three (3) months after the termination of Continuous Status as an Employee, Director or Consultant.

          For these purposes, "Cause" shall constitute conviction of any felony, the commission of any act of fraud, embezzlement or dishonesty with respect to the Company, any unauthorized use or disclosure of confidential information or trade secrets of the Company, any other intentional misconduct adversely affecting the business or affairs of the Company in a material manner or repeated unexcused absence from the Company.

          To obtain the federal income tax advantages associated with an "incentive stock option," the Code requires that at all times beginning on the grant date of the option and ending on the day three (3) months before the date of the option's exercise, you must be an employee of the Company, except in the event of your death or permanent and total disability. The Company cannot guarantee that your option will be treated as an "incentive stock option" if you exercise your option more than three (3) months after the date your employment with the Company terminates.

     7.   Exercise.

          (a) You may exercise your option during its term (and the unvested portion of your option if the Grant Notice so permits) by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.

          (b)  By exercising your option you agree that:

                    (i) as a condition to any exercise of your option, the Company may require you to enter an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of your option; (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise;

                    (ii) you will notify the Company in writing within fifteen
(15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of an incentive stock option that occurs within two
(2) years after the Date of Grant or within one (1) year after such shares of Common Stock are transferred upon exercise of your option; and

                    (iii) the Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Act, require that you not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Act as may be requested by the Company or the representative of the underwriters. You further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

     8. Transferability. Your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise your option.

     9. Right of First Refusal/Right of Repurchase. In addition to any other limitation on transfer created by applicable securities laws, you may not assign, encumber or dispose of any interest in the shares granted under the Option (the "Shares") except in compliance with the provisions below and applicable securities laws.

          (a)  Right of First Refusal.  Before any Shares held by you or your
               ----------------------
transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 9(a) (the "Right of First Refusal").

                    (i)    Notice of Proposed Transfer. The Holder of the Shares
                           ---------------------------
shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee");
(iii) the number of Shares to be transferred to each Proposed Transferee; and
(iv) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the "Offered Price") and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).

                    (ii)   Exercise of Right of First Refusal.  At any time
                           ----------------------------------
within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (iii) below.

                    (iii)  Purchase Price.  The purchase price ("Purchase
                           --------------
Price") for the Shares purchased by the Company or its assignee(s) under this
Section 9(a) shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

                    (iv)   Payment. Payment of the Purchase Price shall be made,
                           -------
at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

                    (v)    Holder's Right to Transfer. If all of the Shares
                           --------------------------
proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 9(a), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 60 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 9 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

                    (vi)   Exception for Certain Family Transfers.  Anything to
                           --------------------------------------
the contrary contained in this Section 9(a) notwithstanding, the transfer of any or all of the Shares during your lifetime or on your death by will or intestacy to your Immediate Family or a trust for the benefit of your Immediate Family shall be exempt from the provisions of this Section 9(a). "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 9.

          (b)  Involuntary Transfer.
               --------------------

                    (i)    Company's Right to Purchase upon Involuntary
                           --------------------------------------------
Transfer. In the event, at any time after the date of this Agreement, of any
--------
transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to Immediate Family as set forth in Section 9(a)(vi) above) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase all of the Shares transferred at the greater of the purchase price paid by your pursuant to this Agreement or the fair market value of the Shares on the date of transfer. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of thirty (30) days following receipt by the Company of written notice by the person acquiring the Shares.

                    (ii)   Price for Involuntary Transfer. With respect to any
                           ------------------------------
stock to be transferred pursuant to Section 9(b)(i), the price per Share shall be a price set by the

Board of Directors of the Company that will reflect the current value of the stock in terms of present earnings and future prospects of the Company. The Company shall notify you or your executor of the price so determined within thirty (30) days after receipt by it of written notice of the transfer or proposed transfer of Shares. However, if you do not agree with the valuation as determined by the Board of Directors of the Company, you shall be entitled to have the valuation determined by an independent appraiser to be mutually agreed upon by the Company and you whose fees shall be borne equally by the Company and you.

          (c)  Assignment.  The right of the Company to purchase any part of the
               ----------
Shares may be assigned in whole or in part to any shareholder or shareholders of the Company or other persons or organizations; provided, however, that an
                                               --------  -------
assignee, other than a corporation that is the parent or a 100% owned subsidiary of the Company, must pay the Company, upon assignment of such right, cash equal to the difference between the original purchase price and fair market value, if the original purchase price is less than the fair market value of the Shares subject to the assignment.

          (d)  Restrictions Binding on Transferees. All transferees of Shares or
               -----------------------------------
any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement. Any sale or transfer of the Company's Shares shall be void unless the provisions of this Agreement are satisfied.

          (e)  Termination of Rights.  The right of first refusal granted the
               ---------------------
Company by Section 9(a) above and the option to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 9(b) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"). Upon termination of the right of first refusal described in Section 9(a) above, a new certificate or certificates representing the Shares not repurchased shall be issued, on request, without the legend referred to herein and delivered to you.

     10. Option Not a Service Contract. Your option is not an employment contract and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company. In addition, nothing in your option shall obligate the Company, its shareholders, board of directors, officers or employees to continue any relationship which you might have as a director or consultant for the Company.

     11. Notices. Any notices provided for in your option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

     12. Governing Plan Document. Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, including without limitation the provisions of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control.

                                 ATTACHMENT II

                            PREVIEW SOFTWARE, INC.

                                1997 STOCK PLAN

            EXERCISE NOTICE AND RESTRICTED STOCK PURCHASE AGREEMENT
            -------------------------------------------------------

     This Agreement ("Agreement") is made as of ______________, by and between
                      ---------
Preview Software, Inc., a California corporation (the "Company"), and (Optionee)
                                                       -------
("Purchaser").  To the extent any capitalized terms used in this Agreement are
  ---------
not defined, they shall have the meaning ascribed to them in the 1997 Stock
Plan.

     1.   Exercise of Option.  Subject to the terms and conditions hereof,
          ------------------
Purchaser hereby elects to exercise his or her option to purchase __________ shares of the Common Stock (the "Shares") of the Company under and pursuant to
                                 ------
the Company's 1997 Stock Plan (the "Plan") and the Stock Option Agreement dated
                                    ----
______________, (the "Option Agreement").  The purchase price for the Shares
                      ----------------
shall be $(ExercisePricePerShare) per Share for a total purchase price of) $_______________. The term "Shares" refers to the purchased Shares and all
                             ------
securities received in replacement of the Shares or as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of the Shares.

     2.   Time and Place of Exercise. The purchase and sale of the Shares under
          --------------------------
this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement in accordance with the provisions of Section 3 of the Option Agreement. On such date, the Company will deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser's name) against payment of the purchase price therefor by Purchaser by: (a) a check made payable to the Company, (b) promissory note, (c) delivery of shares of the Common Stock of the Company in accordance with Section 3 of the Option Agreement, or (d) by a combination of the foregoing.

     3.   Limitations on Transfer.  In addition to any other limitation on
          -----------------------
transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares except in compliance with the provisions below and applicable securities laws.

          (a)  Right of First Refusal.  Before any Shares held by Purchaser or
               ----------------------
any transferee of Purchaser (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or
 ------
operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this
Section 3(a) (the "Right of First Refusal").
                   ----------------------

               (i)  Notice of Proposed Transfer.  The Holder of the Shares shall
                    ---------------------------
deliver to the Company a written notice (the "Notice") stating:  (i) the
                                              ------
Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee");
                                                      -------------------
(iii) the number of Shares to be transferred to each Proposed Transferee; and
(iv) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the "Offered Price") and upon the same terms (or terms as
                        -------------
similar as reasonably possible) to the Company or its assignee(s).

               (ii)   Exercise of Right of First Refusal.  At any time within
                      ----------------------------------
thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (iii) below.

               (iii)  Purchase Price.  The purchase price ("Purchase Price")
                      --------------                        --------------
for the Shares purchased by the Company or its assignee(s) under this Section 3(a) shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

               (iv)   Payment.  Payment of the Purchase Price shall be made, at
                      -------
the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

               (v)    Holder's Right to Transfer. If all of the Shares proposed
                      --------------------------
in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(a), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 60 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

               (vi)   Exception for Certain Family Transfers.  Anything to the
                      --------------------------------------
contrary contained in this Section 3(a) notwithstanding, the transfer of any or all of the Shares during Purchaser's lifetime or on Purchaser's death by will or intestacy to Purchaser's Immediate Family or a trust for the benefit of Purchaser's Immediate Family shall be exempt from the provisions of this Section 3(a). "Immediate Family" as used herein shall mean spouse, lineal descendant or
        ----------------
antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3.

          (b)  Involuntary Transfer.
               --------------------

               (i)  Company's Right to Purchase upon Involuntary Transfer.  In
                    -----------------------------------------------------
the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to Immediate Family as set forth in Section 3(a)(vi) above) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase all of the Shares transferred at the greater of the purchase price paid by Purchaser pursuant to this Agreement or the fair market value of the Shares on the date of transfer. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of thirty (30) days following receipt by the Company of written notice by the person acquiring the Shares.

               (ii)   Price for Involuntary Transfer.  With respect to any
                      ------------------------------
stock to be transferred pursuant to Section 3(b)(i), the price per Share shall be a price set by the Board of Directors of the Company that will reflect the current value of the stock in terms of present earnings and future prospects of the Company. The Company shall notify Purchaser or his or her executor of the price so determined within thirty (30) days after receipt by it of written notice of the transfer or proposed transfer of Shares. However, if the Purchaser does not agree with the valuation as determined by the Board of Directors of the Company, the Purchaser shall be entitled to have the valuation determined by an independent appraiser to be mutually agreed upon by the Company and the Purchaser and whose fees shall be borne equally by the Company and the Purchaser.

          (c)  Assignment.  The right of the Company to purchase any part of the
               ----------
Shares may be assigned in whole or in part to any shareholder or shareholders of the Company or other persons or organizations; provided, however, that an
                                               --------  -------
assignee, other than a corporation that is the parent or a 100% owned subsidiary of the Company, must pay the Company, upon assignment of such right, cash equal to the difference between the original purchase price and fair market value, if the original purchase price is less than the fair market value of the Shares subject to the assignment.

          (d)  Restrictions Binding on Transferees.  All transferees of Shares
               -----------------------------------
or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement. Any sale or transfer of the Company's Shares shall be void unless the provisions of this Agreement are satisfied.

          (e)  Termination of Rights.  The right of first refusal granted the
               ---------------------
Company by Section 3(a) above and the option to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 3(b) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"). Upon termination of the right of first refusal
              --------------
described in Section 3(a) above, a new certificate or certificates representing the Shares not repurchased shall be issued, on request, without the legend referred to in Section 6(a)(ii) herein and delivered to Purchaser.

     4.   Investment and Taxation Representations.  In connection with the
          ---------------------------------------
purchase of the Shares, Purchaser represents to the Company the following:

          (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Purchaser is purchasing these securities for investment for his or her own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

          (b) Purchaser understands that the securities have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

          (c) Purchaser understands that the Shares are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchaser must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Purchaser acknowledges that the Company has no obligation to register or qualify the Shares for resale. Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and requirements relating to the Company which are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

          (d) Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     5.   Restrictive Legends and Stop-Transfer Orders.
          --------------------------------------------

          (a)  Legends.  The certificate or certificates representing the Shares
               -------
shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

               (i)  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE
                    NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND
                    NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE
                    SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN
                    OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                    (ii) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

          (b)  Stop-Transfer Notices.  Purchaser agrees that, in order to ensure
               ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c)  Refusal to Transfer.  The Company shall not be required (i) to
               -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     6.   No Employment Rights.  Nothing in this Agreement shall affect in any
          --------------------
manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate Purchaser's employment or consultancy, for any reason, with or without cause.

     7.   Market Stand-off Agreement.  In connection with the initial public
          --------------------------
offering of the Company's securities and upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering.

     8.   Miscellaneous.
          -------------

          (a)  Governing Law.  This Agreement and all acts and transactions
               -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          (b)  Entire Agreement; Enforcement of Rights.  This Agreement sets
               ---------------------------------------
forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

          (c)  Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (d)  Construction.  This Agreement is the result of negotiations
               ------------
between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

          (e)  Notices. Any notice required or permitted by this Agreement shall
               -------
be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

          (f)  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          (g)  Successors and Assigns. The rights and benefits of this Agreement
               ----------------------
shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

          (h)  California Corporate Securities Law.  THE SALE OF THE SECURITIES
               -----------------------------------
WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.


                           [Signature Page Follows]

     The parties have executed this Agreement as of the date first set forth above.

                              COMPANY:

                              PREVIEW SOFTWARE, INC.

                              By:__________________________________


                              Name:________________________________
                                   (print)

                              Title:_______________________________


                              345 California
                              Avenue, Suite 3
                              Palo Alto, CA 92306

                              PURCHASER:

                              (Optionee)


                              _____________________________________
                              (Signature)

                              _____________________________________
                              (Print Name)

                              Address:

                              (Address1)
                              (Address2)


I, ______________________, spouse of (Optionee), have read and hereby approve the foregoing Agreement. In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or other such interest shall hereby by similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.



                              _______________________________
                              Spouse of (Optionee)